UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): OCTOBER 5, 2007
ATARI, INC.
(Exact name of registrant as specified in charter)
DELAWARE
(State or other jurisdiction
of incorporation or organization)
Commission File Number: 0-27338
13-3689915
(I.R.S. employer identification no.)
417 FIFTH AVENUE
NEW YORK, NEW YORK 10016
(Address of principal executive
offices, including zip code)
(212) 726-6500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 5, 2007, California U.S. Holdings, Inc., Atari, Inc.’s majority stockholder and a wholly-owned subsidiary of Infogrames Entertainment, S.A., removed James Ackerly, Ronald C. Bernard, Michael G. Corrigan, Denis Guyennot, and Ann E. Kronen from the Board of Directors of Atari via written stockholder consent. The written consent is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Written Consent of the Majority Stockholder of Atari, Inc., effective as of October 5, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARI, INC.
By:	/s/ Kristina K. Pappa
Kristina K. Pappa
Vice President and General Counsel

Date: October 5, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Written Consent of the Majority Stockholder of Atari, Inc., effective as of October 5, 2007

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